Supplement dated October 3, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Select Large Cap Growth Fund	8/1/2014
Effective immediately, the second sentence under the caption “Principal Investment Strategies” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
The market capitalization range of the companies included within the Index was $1.63 billion to $560 billion as of June 30, 2014.
The rest of the section remains the same.
Effective immediately, the second sentence under the caption “Principal Investment Strategies” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
The market capitalization range of the companies included within the Index was $1.63 billion to $560 billion as of June 30, 2014.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP215_03_001_(10/14)